The Investment House Funds

The Investment House Growth Fund

Supplement to the Prospectus dated December 1, 2022

Supplement dated December 8, 2022

Special Meeting of Shareholders – The Investment House Growth Fund

At a special meeting of the Board of Trustees (the “Board”) of the Investment House Funds (the “Trust”) held on December 7, 2022, the Board approved a new investment advisory agreement between The Investment House, LLC (the “Adviser”) and the Trust on behalf of the Investment House Growth Fund (the “Fund”), subject to shareholder approval. At the same meeting, the Board also approved an interim investment advisory agreement with the Adviser to take effect immediately. Pursuant to this interim investment advisory agreement, the Adviser can provide advisory services to the Fund for up to 150 days until shareholders approve a new investment advisory agreement.

The Adviser has served as investment adviser to the Fund since 2012. Prior to November 27, 2022 the Adviser was jointly owned by Mr. Jed M. Cohen and Mr. Timothy J. Wahl. Following Mr. Cohen’s passing on November 27, the Adviser is solely owned by Mr. Wahl. This ownership transition constituted a “change of control” of the Adviser that is deemed an “assignment,” as that term is defined under the Investment Company Act of 1940, as amended, which, in turn, will operate to automatically terminate the existing investment advisory agreement between the Trust and the Adviser. Under the interim investment advisory contract, there will be no change in the Adviser’s responsibilities, or the management fees paid by the Fund to the Adviser.

A special meeting of shareholders to consider the approval of the new investment advisory agreement is expected to occur on or about March 15, 2023.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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This Supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. You may obtain the Prospectus without charge by calling the Fund at (888) 456-9518.